UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office) (Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2021, the Board of Directors of Yellow Corporation (the “Company”) appointed Daniel L. Olivier to the position of Chief Financial Officer, which appointment is effective August 23, 2021. Mr. Olivier has held the CFO position in an interim role since October 2020. Mr. Olivier, age 48, has been employed by the Company or Company subsidiaries since 1996 in various positions of increasing responsibility. Prior to serving as interim Chief Financial Officer, Mr. Olivier served as Vice President, Financial Reporting and Analysis from October 2019 to October 2020 and as Vice President, Finance at USF Holland since May 2008. Additionally, Mr. Olivier served as the Company’s Interim Treasurer from July to December 2010.

Mr. Olivier’s base salary will be $450,000 and he will continue to be entitled to participate in the Company’s executive compensation program with a short-term incentive program target potential payout of 100% of his base salary, and a maximum earnings opportunity of 200% of target along with potential long-term incentive opportunities as established by the Compensation Committee of the Board. Additionally, in connection with Mr. Olivier’s appointment, he will receive:

•

an award of fully-vested restricted stock units (“RSUs”) in an amount equal to $75,000 divided by the volume weighted average price for the 30-day period immediately preceding August 23, 2021 (the “VWAP Price); and

•	an award of RSUs in an amount equal to $1,500,000 divided by the VWAP Price, which vest in equal amounts on each of the first, second, third, fourth and fifth anniversaries of the grant date.

There are no arrangements or understandings that exist between Mr. Olivier and any other persons pursuant to which he was selected as an officer. In addition, there are no transactions between Mr. Olivier and the Company that would be reportable under Item 404(a) of Regulation S-K.

On August 23, 2021, the Company issued a press release announcing the appointment of Mr. Olivier to the position of Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW CORPORATION

By:	/s/ Leah K. Dawson
Leah K. Dawson
Executive Vice President, General Counsel and Secretary

Date: August 23, 2021